UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 1, 2006

MARSHALL & ILSLEY CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-15403	39-0968604
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 North Water Street Milwaukee, Wisconsin	53202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (414) 765-7801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Malcolm M. Aslin, formerly the Chief Executive Officer of Gold Banc Corporation, Inc. (“Gold Banc”), joined the Board of Directors of Marshall & Ilsley Corporation (the “Company”) on April 1, 2006, effective upon the closing of the Company’s acquisition Gold Banc.  Mr. Aslin’s appointment to the Board was made in accordance with the terms of the agreement and plan of merger relating to the transaction.  As previously disclosed, on March 14, 2006, Mr. Aslin entered into a letter agreement (the “Letter Agreement”) with the Company and a Consulting Agreement (the “Consulting Agreement”) with M&I Marshall & Ilsley Bank, both of which were contingent upon the completion of the Company’s acquisition of Gold Banc.  The Letter Agreement and the Consulting Agreement were described in and attached as exhibits to the Company’s Current Report on Form 8-K filed on March 17, 2006, which description is incorporated herein by reference.

In addition, effective April 3, 2006, Mark F. Furlong, the President of Marshall & Ilsley Corporation (the “Company”), was appointed as acting Chief Financial Officer of the Company.  Mr. Furlong, who served as Chief Financial Officer of the Company from April 2001 to October 2004, will serve in the position until such time as the Company appoints a replacement for John M. Presley, who resigned from his position as Senior Vice President and Chief Financial Officer of the Company effective March 24, 2006.  The biographical and related information regarding Mr. Furlong required by this Item may be found in under the headings “Election of Directors,” “Retirement Plans” and “Change of Control Agreements” in the Company’s Proxy Statement for the 2006 Annual Meeting of Shareholders, which was filed on Schedule 14A on March 16, 2006, and such information is incorporated herein by reference.

Item 8.01.

Other Events.

On April 1, 2006, the Company issued press releases announcing completion of its acquisitions of Gold Banc and Trustcorp Financial, Inc.  Copies of the press releases relating to such mergers are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release regarding the Company’s Acquisition of Gold Banc Corporation, Inc, dated April 1, 2006

99.1	Press Release regarding the Company’s Acquisition of Trustcorp Financial, Inc., dated April 1, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 3, 2006	MARSHALL & ILSLEY CORPORATION

By: /s/ Randall J. Erickson
Randall J. Erickson Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release regarding the Company’s Acquisition of Gold Banc Corporation, Inc, dated April 1, 2006

99.1	Press Release regarding the Company’s Acquisition of Trustcorp Financial, Inc., dated April 1, 2006